SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC 20549


                                  FORM 8-K
                               CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934


                              November 3, 2000
                              ----------------
              Date of Report (Date of earliest event reported)


                  INTERNATIONAL FLAVORS & FRAGRANCES INC.
                  ---------------------------------------
           (Exact name of registrant as specified in its charter)

                                  New York
                                  --------
               (State or other jurisdiction of incorporation)


            1-4858                                     13-1432060
   (Commission File Number)               (IRS Employer Identification No.)


    521 West 57th Street, New York, New York                10019
    ----------------------------------------                -----
    (Address of principal executive offices)              (Zip Code)



                               (212) 765-5500
                               --------------
      (Registrant's telephone number, including area code) (Zip Code)




ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

      On Friday, November 3, 2000, at 12:00 midnight, the cash tender offer (the "Offer") by B Acquisition Corp. ("Merger Subsidiary"), a Virginia corporation and a wholly owned subsidiary of International Flavors & Fragrances Inc. ("IFF"), for all of the outstanding shares of common stock, par value $1.00 per share ("BBA Common Stock"), of Bush Boake Allen Inc., a Virginia corporation ("BBA") expired. On November 6, 2000, Merger Subsidiary accepted for payment 18,833,316 shares, or approximately 97% of the outstanding shares, of BBA Common Stock at $48.50 per share. The Offer was effected pursuant to an Agreement and Plan of Merger, dated as of September 25, 2000 (the "Merger Agreement"), among BBA, IFF and Merger Subsidiary.

      Following the Offer, on November 9, 2000, Merger Subsidiary merged with and into BBA pursuant to Section 13.1-719 of the Virginia Stock Corporation Act, and BBA became a wholly owned subsidiary of IFF, with each remaining outstanding share of BBA Common Stock converted into the right to receive $48.50 per share pursuant to the Merger Agreement.

      IFF acquired all of the outstanding shares of BBA Common Stock for an aggregate consideration of approximately $970 million in cash. The purchase price of $48.50 for each share of BBA Common Stock was established by negotiation at the time of the Merger Agreement.

      The acquisition consideration was paid by IFF from funds borrowed under a credit facility provided by Citibank and Salomon Smith Barney and from proceeds from the issuance of commercial paper.

      BBA, which conducts operations on six continents, has 60 locations in 38 countries worldwide. BBA supplies flavors and fragrances to the world's leading consumer products companies for use in foods, beverages, soaps and detergents, cosmetics, toiletries, personal care items and related products. Its aroma chemicals, natural extracts and essential oils serve as raw materials for a wide range of compounded flavors and fragrances. BBA had 1999 worldwide sales of $499 million.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      (a)   Financial statements of business acquired.

            Financial statements required by this Item are not included in this initial report on Form 8-K. Any required financial statements will be filed by amendment hereto not later than January 17, 2000.

      (b)   Pro forma financial information.

            Pro forma financial information required by this Item is not included in this initial report on Form 8-K. Any required pro forma financial information will be filed by amendment hereto not later than January 17, 2000.

      (c)   Exhibits:

            Exhibit No.       Description
            -----------       -----------

            99                Press Release, dated November 9, 2000



                                 SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              INTERNATIONAL FLAVORS & FRAGRANCES INC.


                              By:  /s/  Stephen A. Block
                                  ------------------------------------------
                                  Name:  Stephen A. Block
                                  Title: Senior Vice President, General
                                         Counsel and Secretary



Dated:  November 9, 2000




                                EXHIBIT INDEX

Exhibit No.       Description

99                Press Release, dated November 9, 2000